Exhibit 99.1

NEWS RELEASE DATED 4-12-2000

                                             For Additional Information,
                                             Contact Robert O. Bratton,
                                             Chief Financial Officer
                                             (704) 721-4473
                                                     or
                                             David E. Keul, Controller
                                             (704) 721-4482


FOR IMMEDIATE RELEASE
April 12, 2000


                      FIRST QUARTER EARNINGS ANNOUNCED FOR
                   FIRST CHARTER AND CAROLINA FIRST BANCSHARES

Concord, North Carolina - First quarter earnings were announced separately today for First Charter Corporation and Carolina First BancShares, Inc. Through March 31, 2000 the companies operated independently. On April 4, 2000, the acquisition of Carolina First BancShares by First Charter was consummated (see discussion below under CORPORATE PROFILE).

FIRST CHARTER RESULTS

First Charter Corporation (NASDAQ: FCTR) reported today that first quarter 2000 earnings totaled $6.3 million, or $0.36 per diluted share. These results represent a 9.1% increase over the $0.33 in diluted net income per share in the first quarter of 1999.

"We are very pleased with our first quarter results," commented Lawrence M. Kimbrough, President and Chief Executive Officer. "Strong growth in noninterest income and the improvement in our margin allowed us to increase earnings while repositioning our loan portfolio and significantly investing in human resources."

INCOME STATEMENT

Net interest income for the first quarter of 2000 increased to $17.7 million, up from $17.2 million for the same quarter of 1999. This increase was driven primarily by continued commercial loan growth and improvement in the net interest margin.

Noninterest income for the first quarter of 2000 totaled $4.6 million, an increase of 20.8% as compared to $3.8 million for the same period in 1999. This increase was primarily the result of increased service charge fee income and revenue growth from First Charter Insurance Services.

Noninterest expense for the first quarter of 2000 totaled $12.0 million compared to $10.9 million for the same period in 1999. This increase was driven by strategic investments in technology and personnel, and the increased occupancy and equipment costs resulting from the continued growth of First Charter.

BALANCE SHEET

Net loans at March 31, 2000 amounted to $1.48 billion, compared to $1.46 billion and $1.41 billion at March 31, 1999 and December 31, 1999, respectively. The reduction from March 31, 1999 to December 31, 1999 was due to the sale of $147.6 million of 30 year fixed rate mortgage loans in April 1999. Strong commercial loan portfolio growth during 1999 offset the amount of mortgage loans sold. The provision for loan losses for the quarter ended March 31, 2000 amounted to $1.1 million compared to $1.0 million for the same period in 1999. At March 31, 2000, nonperforming assets were $9.3 million, compared to $8.2 million and $9.8 million at March 31, 1999 and December 31, 1999, respectively. Nonperforming assets represent 0.47% of total assets at March 31, 2000 and 0.44% and 0.52% of total assets at March 31, 1999 and December 31, 1999, respectively.

Total deposits at March 31, 2000 amounted to $1.18 billion, compared to $1.12 billion at March 31, 1999 and $1.15 billion at December 31, 1999. Shareholders' equity at March 31, 2000 was $233.3 million, which represents a book value per share of $13.18 and a period end equity-to-assets ratio of 11.89%. Based on the $13.00 closing price of First Charter Corporation common stock at March 31, 2000, the Corporation had a market capitalization of $230.2 million.

               (SELECTED FINANCIAL INFORMATION FOR FIRST CHARTER
                        CAN BE FOUND ON PAGES 4 AND 5.)

CAROLINA FIRST BANCSHARES RESULTS

Carolina First BancShares, Inc. (NASDAQ: CFBI) reported today that first quarter 2000 earnings totaled $2.2 million, or $0.36 per diluted share. These results represent a 2.9% increase over the $0.35 in diluted earnings per share in the first quarter of 1999. Net interest income for the first quarter of 2000 increased to $9.3 million, an increase of 17.7% over the $7.9 million for the same quarter in 1999. This increase was the result of continued growth in loans.

Noninterest income totaled $2.0 million in both the first quarters of 2000 and in 1999. Noninterest expense for the first quarter of 2000 was $7.3 million, compared to $6.4 million for the first quarter of 1999.

Net loans at March 31, 2000 amounted to $546 million, compared to $477 million and $534 million at March 31, 1999 and December 31, 1999, respectively. At March 31, 2000, nonperforming assets were $2.2 million, compared to $2.5 million at March 31, 1999, a decrease of 11.3%. Nonperforming assets represented 0.28% of total assets at March 31, 2000 and 0.34% of total assets at March 31, 1999.

          (SELECTED FINANCIAL INFORMATION FOR CAROLINA FIRST BANCSHARES
                        CAN BE FOUND ON PAGES 6 AND 7.)

CORPORATE PROFILE

First Charter is a regional financial services company operating in six counties throughout the greater Charlotte metropolitan area. First Charter provides businesses and individuals with a broad range of financial services, including banking, comprehensive financial planning, funds management, investments, insurance, mortgages and a full array of employee benefit programs. Additional information about First Charter can be found on our Website at www.firstcharter.com. Common stock for First Charter Corporation is traded under the symbol "FCTR" on the NASDAQ National Market.

On April 4, 2000, Carolina First BancShares, Inc. was merged into First Charter Corporation as outlined in the November 7, 1999 definitive merger agreement. Under the terms of the agreement, each Carolina First shareholder received 2.267 shares of First Charter common stock for each share of Carolina First common stock. The transaction is a tax-free exchange to the shareholders of Carolina First and is being accounted for as a pooling-of-interests. Subject to certain conditions, including the approval of applicable regulatory authorities, the merger of the subsidiaries of the former Carolina First BancShares, Inc., Lincoln Bank of North Carolina, Cabarrus Bank of North Carolina and Community Bank and Trust, into First Charter National Bank is expected to close no later than the second quarter of 2000.

This news release contains forward-looking statements. Such statements are subject to certain factors which may cause the company's results to vary from those expected, including the risks set forth from time to time in the company's filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The company undertakes no obligation to publicly revise these forward-looking statements to reflect events and circumstances that arise after the date hereof.

FIRST CHARTER CORPORATION AND SUBSIDIARIES
(UNAUDITED)

CONSOLIDATED BALANCE SHEETS
(DOLLARS IN THOUSANDS)                                MARCH 31,       MARCH 31,                DECEMBER 31,
                                                           2000            1999      CHANGE            1999       CHANGE
                                                     --------------------------------------------------------------------
ASSETS:
Cash and due from banks .......................      $   45,024      $   47,514        (5.2)%    $   59,967       (24.9)%
Federal funds sold ............................             624              --          --             665        (6.2)
Interest earning bank deposits ................           2,842           2,211        28.5           1,995        42.5
Securities available for sale .................         341,405         322,695         5.8         342,136        (0.2)
Loans, net ....................................       1,479,718       1,459,090         1.4       1,408,953         5.0
Other assets ..................................          93,385          60,438        54.5          80,601        15.9
                                                     --------------------------------------------------------------------
     Total assets .............................      $1,962,998      $1,891,948         3.8      $1,894,317         3.6
                                                     ====================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY:
Total deposits ................................      $1,181,395      $1,119,622         5.5%     $1,149,512         2.8%
Other borrowings ..............................         522,348         496,762         5.2         491,976         6.2
Other liabilities .............................          25,917          26,809        (3.3)         25,117         3.2
                                                     --------------------------------------------------------------------
     TOTAL LIABILITIES ........................       1,729,660       1,643,193         5.3       1,666,605         3.8
     TOTAL SHAREHOLDERS' EQUITY ...............         233,338         248,755        (6.2)        227,712         2.5
                                                     --------------------------------------------------------------------
     Total liabilities and shareholders' equity      $1,962,998      $1,891,948         3.8      $1,894,317         3.6
                                                     ====================================================================


CONSOLIDATED STATEMENTS OF INCOME                  THREE MONTHS ENDED MARCH 31,
                                                ------------------------------------------
(DOLLARS IN THOUSANDS)                                 2000             1999       CHANGE
                                                ------------------------------------------
INTEREST AND FEES ON LOANS ...............      $    30,781      $    28,795         3.3 %
INTEREST ON SECURITIES ...................            5,331            4,733        12.6
OTHER INTEREST INCOME ....................               48              239       (79.9)
                                                ------------------------------------------
   TOTAL INTEREST INCOME .................           36,160           34,767         4.0
                                                ------------------------------------------
INTEREST ON DEPOSITS .....................           11,423           11,289         1.2
OTHER INTEREST EXPENSE ...................            7,044            6,248        12.7
                                                ------------------------------------------
   TOTAL INTEREST EXPENSE ................           18,467           17,537         5.3
                                                ------------------------------------------
     NET INTEREST INCOME .................           17,693           17,230         2.7
PROVISION FOR LOAN LOSSES ................            1,075              975        10.3
                                                ------------------------------------------
     NET INTEREST INCOME AFTER PROVISION .           16,618           16,255         2.2
                                                ------------------------------------------
TRUST INCOME .............................              615              535        15.0
SERVICE CHARGES ON DEPOSIT ACCOUNTS ......            1,512            1,038        45.7
GAIN ON SALE OF SECURITIES ...............              174              344       (49.4)
INSURANCE AND OTHER FEE INCOME ...........            1,579            1,390        13.6
OTHER NONINTEREST INCOME .................              687              474        44.9
                                                ------------------------------------------
   TOTAL NONINTEREST INCOME ..............            4,567            3,781        20.8
                                                ------------------------------------------
SALARIES AND EMPLOYEE BENEFITS ...........            6,570            5,720        14.9
Occupancy and equipment ..................            2,046            1,729        18.3
Other noninterest expense ................            3,356            3,451        (2.8)
                                                ------------------------------------------
   Total noninterest expense .............           11,972           10,900         9.8
                                                ------------------------------------------
     Income before income taxes ..........            9,213            9,136         0.8
   INCOME TAXES ..........................            2,921            2,963        (1.4)
                                                ------------------------------------------
NET INCOME ...............................      $     6,292      $     6,173        (1.4)
                                                ==========================================
   NET INTEREST INCOME, TAXABLE EQUIVALENT      $    18,372      $    18,003         2.0
                                                ==========================================


SHARE INFORMATION                                  THREE MONTHS ENDED MARCH 31,
                                                ------------------------------------------
                                                       2000             1999       CHANGE
                                                ------------------------------------------
BASIC INCOME PER SHARE:
     NET INCOME ..........................      $      0.36      $      0.33         9.1 %
     AVERAGE COMMON EQUIVALENT SHARES ....       17,687,753       18,488,751        (4.3)
DILUTED INCOME PER SHARE:
     NET INCOME ..........................      $      0.36      $      0.33         9.1
     AVERAGE COMMON EQUIVALENT SHARES ....       17,706,150       18,532,657        (4.5)
SHARES OUTSTANDING AT PERIOD END .........       17,704,811       18,556,335        (4.6)
CASH DIVIDENDS DECLARED ..................      $      0.17      $      0.17        --
BOOK VALUE ...............................      $     13.18      $     13.41        (1.7)

FIRST CHARTER CORPORATION AND SUBSIDIARIES
(Unaudited)

LOAN PORTFOLIO                                       MARCH 31,          MARCH 31,
(DOLLARS IN THOUSANDS)                                    2000               1999             CHANGE
                                                    --------------------------------------------------
Commercial ...................................      $  712,213         $  548,842              29.8%
Real estate ..................................         641,211            806,457             (20.5)
Home equity ..................................          98,896             71,422              38.5
Installment ..................................          45,676             48,911              (6.6)
                                                    --------------------------------------------------
   Total .....................................      $1,497,996         $1,475,632               1.5
                                                    ==================================================

NONPERFORMING ASSETS                                 MARCH 31,          MARCH 31,
(DOLLARS IN THOUSANDS)                                    2000               1999             CHANGE
                                                    --------------------------------------------------
Nonaccrual loans .............................      $    7,394         $    5,456              35.5%
Restructured loans ...........................              --                543            (100.0)
Other real estate ............................           1,894              2,246             (15.7)
                                                    --------------------------------------------------
   Total non-performing assets ...............      $    9,288         $    8,245              12.7
                                                    ==================================================

ALLOWANCE FOR LOAN LOSSES                               THREE MONTHS ENDED MARCH 31,
                                                    --------------------------------------------------
(DOLLARS IN THOUSANDS)                                    2000               1999             CHANGE
                                                    --------------------------------------------------
Beginning balance (January 1) ................      $   17,339         $   15,554              11.5%
Provision charged to operations ..............           1,075                975              10.3
Charge-offs ..................................            (406)              (316)             28.5
Recoveries ...................................             106                181             (41.4)
                                                    --------------------------------------------------
   Net loan charge-offs ......................            (300)              (135)            122.2
                                                    --------------------------------------------------
      Ending balance .........................      $   18,114         $   16,394              10.5
                                                    ==================================================

SELECTED AVERAGE BALANCES                               THREE MONTHS ENDED MARCH 31,
                                                    --------------------------------------------------
(DOLLARS IN THOUSANDS)                                    2000               1999             CHANGE
                                                    --------------------------------------------------
Loans ........................................      $1,456,163         $1,439,739               1.1%
Securities ...................................         337,741            325,615               3.7
Total interest earning assets ................       1,797,090          1,780,508               0.9
Assets .......................................       1,907,985          1,887,789               1.1
Deposits .....................................       1,160,452          1,109,657               4.6
Total borrowings .............................         503,884            443,470              13.6
Total interest bearing liabilities ...........       1,519,225          1,440,160               5.5
Shareholders' equity .........................         232,373            242,652              (4.2)

SELECTED YIELD/COST RATES                               THREE MONTHS ENDED MARCH 31,
                                                    --------------------------------------------------
                                                          2000               1999             CHANGE
                                                    --------------------------------------------------
Yield on loans (FTE) .........................            8.53%              8.43%               10 BP
Yield on securities (FTE) ....................            7.02               6.68                34
Yield on interest earning assets (FTE) .......            8.24               8.10                14
Cost of interest bearing deposits ............            4.52               4.59                (7)
Cost of borrowings ...........................            5.62               5.73               (11)
Cost of interest bearing liabilities .........            4.89               4.94                (5)
Interest rate spread .........................            3.35               3.16                19
Net interest margin* .........................            4.11               4.10                 1

SIGNIFICANT FINANCIAL/OPERATING RATIOS                  THREE MONTHS ENDED MARCH 31,
                                                    --------------------------------------------------
                                                          2000               1999             CHANGE
                                                    --------------------------------------------------
Return on average assets .....................            1.33%              1.33%               -- BP
Return on average equity .....................           10.89              10.32                57
Efficiency ratio** ...........................           52.37              50.91               146
Allowance for loan losses to gross loans .....            1.21               1.11                10
Nonperforming assets to assets ...............            0.47               0.44                 3
Allowance for loan losses to
    nonperforming loans ......................          244.98             273.28            (2,830)
Interest bearing liabilities to earning assets           92.45              89.78               267
Equity to assets .............................           11.89              13.15              (126)
Gross loans to deposits ......................          126.80             131.80              (500)
Earning assets to total assets ...............           93.88              95.16              (128)

======================================================================================================

 BP Change is measured in basis points
FTE Fully taxable equivalent
  * Net interest income, on a fully-taxable equivalent basis, as a percentage of average earning assets.
 ** Noninterest expense less foreclosed property expense divided by the sum of taxable equivalent net interest income plus noninterest income.

CAROLINA FIRST BANCSHARES, INC. AND SUBSIDIARIES
(Unaudited)

CONSOLIDATED BALANCE SHEETS
(DOLLARS IN THOUSANDS)                            MARCH 31,     MARCH 31,               DECEMBER 31,
                                                       2000          1999        CHANGE         1999      CHANGE
                                                   --------------------------------------------------------------
Cash and due from banks .....................      $ 38,829      $ 27,983         38.8%     $ 33,659        15.4%
Federal funds sold ..........................            --        12,235       (100.0)           --        --
Interest earning bank deposits ..............           443           804        (44.9)          439         0.9
Investment securities .......................        35,324        37,105         (4.8)       36,083        (2.1)
Securities available for sale ...............       140,956       156,907        (10.2)      151,079        (6.7)
Loans, net ..................................       545,918       476,658         14.5       533,877         2.3
Other assets ................................        30,187        31,230         (3.3)       30,962        (2.5)
                                                   --------------------------------------------------------------
   Total assets .............................      $791,657      $742,922          6.6%     $786,099         0.7
                                                   ==============================================================
LIABILITIES AND SHAREHOLDERS' EQUITY:
Total deposits ..............................      $674,784      $661,677          2.0%     $666,980         1.2%
Other borrowings ............................        45,188        12,975        248.3        50,045        (9.7)
Other liabilities ...........................         4,217         5,107        (17.4)        3,103        35.9
                                                   --------------------------------------------------------------
   Total liabilities ........................       724,189       679,759          6.5       720,128         0.6
   Total shareholders' equity ...............        67,468        63,163          6.8        65,971         2.3
                                                   --------------------------------------------------------------
   Total liabilities and shareholders' equity      $791,657      $742,922          6.6%     $786,099         0.7
                                                   ==============================================================


CONSOLIDATED STATEMENTS OF INCOME                 THREE MONTHS ENDED MARCH 31,
                                              ------------------------------------------
(DOLLARS IN THOUSANDS)                               2000             1999        CHANGE
                                              ------------------------------------------
Interest and fees on loans .............      $    12,623       $   10,762         17.3%
Interest and dividends on securities ...            2,776            2,644          5.0
Other interest income ..................               79              251        (68.5)
   Total interest income ...............           15,478           13,657         13.3
                                              ------------------------------------------
Interest on deposits ...................            5,429            5,567         (2.5)
Other interest expense .................              703              148        375.0
   Total interest expense ..............            6,132            5,715          7.3
                                              ------------------------------------------
     Net interest income ...............            9,346            7,942         17.7
Provision for loan losses ..............              895              383        133.7
                                              ------------------------------------------
     Net interest income after provision            8,451            7,559         11.8
                                              ------------------------------------------
Service charges on deposit accounts ....            1,039              951          9.3
Gain (Loss) on sale of securities ......              (22)              40       (155.0)
Insurance and other fee income .........              515              466         10.5
Other noninterest income ...............              487              497         (2.0)
                                              ------------------------------------------
   Total noninterest income ............            2,019            1,954          3.3
                                              ------------------------------------------
Salaries and benefits ..................            3,613            3,226         12.0
Occupancy and equipment ................              868              891         (2.6)
Other noninterest expense ..............            2,791            2,302         21.2
                                              ------------------------------------------
   Total noninterest expense ...........            7,272            6,419         13.3
                                              ------------------------------------------
     Income before income taxes ........            3,198            3,094          3.4
Income taxes ...........................            1,024              994          3.0
                                              ------------------------------------------
     Net income ........................      $     2,174       $    2,100          3.4%
                                              ==========================================
Net interest income, taxable equivalent       $     9,401       $    7,994         17.6
                                              ==========================================


SHARE INFORMATION                                THREE MONTHS ENDED MARCH 31,
                                              ------------------------------------------
                                                     2000             1999        CHANGE
                                              ------------------------------------------
Basic income per share:
   Net income ..........................      $      0.36       $     0.35          2.9%
   Average common equivalent shares ....        6,013,050        5,972,918          0.6
Diluted income per share:
   Net income ..........................      $      0.36       $     0.35          2.9
   Average common equivalent shares ....        6,073,217        6,066,867          0.1
Shares outstanding at period end .......        6,036,352        5,982,424          0.9
Cash dividends declared ................      $      0.10       $     0.09         11.1
Book value .............................      $     11.18       $    10.56          5.9

CAROLINA FIRST BANCSHARES, INC. AND SUBSIDIARIES
(Unaudited)


LOAN PORTFOLIO                                      MARCH 31,        MARCH 31,
(DOLLARS IN THOUSANDS)                                   2000             1999            CHANGE
                                                    ---------------------------------------------
Commercial ...................................      $ 317,340        $ 275,952             15.0%
Real estate ..................................         21,766           24,700            (11.9)
Home equity ..................................         49,349           36,088             36.7
Installment ..................................        165,328          147,009             12.5
                                                    ---------------------------------------------
   Total .....................................      $ 553,783        $ 483,749             14.5%
                                                    =============================================


NONPERFORMING ASSETS                                MARCH 31,        MARCH 31,
(DOLLARS IN THOUSANDS)                                   2000             1999            CHANGE
                                                    ---------------------------------------------
Nonaccrual loans .............................      $   2,074        $   2,331            (11.0)%
Other Real Estate ............................            172              202            (14.9)
                                                    ---------------------------------------------
   Total nonperforming assets ................      $   2,246        $   2,533            (11.3)%
                                                    =============================================


ALLOWANCE FOR LOAN LOSSES                             THREE MONTHS ENDED MARCH 31,
                                                    ---------------------------------------------
(DOLLARS IN THOUSANDS)                                   2000             1999            CHANGE
                                                    ---------------------------------------------
Beginning balance (January 1) ................      $   7,663        $   6,724             14.0%
Provision charged to operations ..............            895              383            133.7
Charge-offs ..................................           (869)             (84)           934.5
Recoveries ...................................            176               68            158.8
                                                    ---------------------------------------------
   Net loan charge-offs ......................           (693)             (16)         4,231.3
                                                    ---------------------------------------------
       Ending balance ........................      $   7,865        $   7,091             10.9%
                                                    =============================================


SELECTED AVERAGE BALANCES                             THREE MONTHS ENDED MARCH 31,
                                                    ---------------------------------------------
(DOLLARS IN THOUSANDS)                                   2000             1999            CHANGE
                                                    ---------------------------------------------
Loans ........................................      $ 541,697        $ 473,198             14.5%
Securities ...................................        182,427          183,936             (0.8)
Total interest earning assets ................        728,630          675,447              7.9
Assets .......................................        781,766          731,915              6.8
Deposits .....................................        555,269          562,475             (1.3)
Total borrowings .............................         48,947           12,925            278.7
Total interest bearing liabilities ...........        604,216          575,400              5.0
Shareholders' equity .........................         74,333           63,398             17.2


SELECTED YIELD/COST RATES                             THREE MONTHS ENDED MARCH 31,
                                                    ---------------------------------------------
                                                         2000             1999            CHANGE
                                                    ---------------------------------------------
Yield on loans (FTE) .........................           9.35%            9.12%              23 BP
Yield on securitites (FTE) ...................           6.21             5.87               34
Yield on interest earning assets (FTE) .......           8.55             8.14               41
Cost of interest bearing deposits ............           3.91             3.96               (5)
Cost of borrowings ...........................           5.76             4.59              117
Cost of interest bearing liabilities .........           4.07             3.98                9
Interest rate spread .........................           4.48             4.16               32
Net interest margin ..........................           5.17             4.75               42


SIGNIFICANT FINANCIAL/OPERATING RATIOS                THREE MONTHS ENDED MARCH 31,
                                                    ---------------------------------------------
                                                         2000             1999            CHANGE
                                                    ---------------------------------------------
Return on average assets .....................           1.12%            1.15%              (3) BP
Return on average equity .....................          11.73            13.25             (152)
Efficiency ratio** ...........................          63.68            64.53              (85)
Allowance for loan losses to gross loans .....           1.42             1.47               (5)
Nonperforming assets to total assets .........           0.28             0.34               (6)
Allowance for loan losses to
    nonperforming loans ......................         379.22           304.20            7,502
Interest bearing liabilities to earning assets          85.17            85.67              (50)
Equity to assets .............................           8.52             8.50                2
Gross loans to deposits ......................          82.07            73.11              896
Earning assets to total assets ...............          92.28            91.34               94

====================================================================================================

BP     Change is measured in basis points
FTE    Fully taxable equivalent
** Noninterest expense less foreclosed property expense divided by the sum of taxable equivalent net interest income plus noninterest income.

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